UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 2, 2012

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 2.02.            Results of Operations and Financial Condition.

Item 8.01.            Other Events.

The following information is furnished pursuant to both Item 2.02 and Item 8.01 of Form 8-K.

Summary.  W. R. Grace & Co. (“Grace”) previously operated its business under two operating segments, Grace Davison and Grace Construction Products.  In the 2012 first quarter, Grace announced a realignment of its business into three operating segments: Grace Catalysts Technologies, Grace Materials Technologies, and Grace Construction Products.  Grace made this change to align its operating segments more closely with the markets it serves, and to better position its businesses to realize operational efficiencies and reduce overhead costs. Grace Catalysts Technologies includes catalysts and related technologies used in refining, petrochemical, and other chemical manufacturing applications.  Grace’s Advanced Refining Technologies joint venture is managed in this segment.  Grace Materials Technologies includes engineered materials, coatings, and sealants used in industrial, consumer, pharmaceutical, and packaging applications.  Grace Construction Products includes specialty construction chemicals and specialty building materials used in commercial, infrastructure, and residential construction.  Together, Grace Catalysts Technologies and Grace Materials Technologies comprise the former Grace Davison operating segment.

Revised Analysis of Operations Presentation.  Grace intends to begin reporting revised segment operating results effective with the release of earnings information for the 2012 first quarter.  Grace has provided in the following tables revised quarterly and annual financial results for 2010 and 2011 under the new operating segment structure.  The net sales, segment operating income, margin, and other financial information for Grace Catalysts Technologies and Grace Materials Technologies is new information. No changes have been made to the financial information of Grace Construction Products or of total Grace.

2011 Analysis of Operations	Q1	Q2	Q3	Q4	2011
Net sales:
Grace Catalysts Technologies	$275.7	$334.9	$369.2	$367.5	$1,347.3
Grace Materials Technologies	212.4	233.7	222.0	204.5	872.6
Grace Construction Products	207.6	257.8	273.0	253.6	992.0
Total Grace net sales	$695.7	$826.4	$864.2	$825.6	$3,211.9

Profitability performance measures:
Adjusted EBIT
Grace Catalysts Technologies segment operating income	$77.9	$101.9	$112.1	$96.9	$388.8
Grace Materials Technologies segment operating income	40.4	43.8	41.5	33.0	158.7
Grace Construction Products segment operating income	16.3	29.6	30.2	21.2	97.3
Corporate support functions	(16.8)	(21.2)	(18.3)	(18.5)	(74.8)
Other corporate costs (including environmental remediation)	(5.6)	(6.2)	(7.7)	(8.5)	(28.0)
Defined benefit pension expense	(16.5)	(15.1)	(15.9)	(15.9)	(63.4)
Adjusted EBIT	95.7	132.8	141.9	108.2	478.6
Chapter 11 and asbestos-related costs, net	(5.7)	(9.0)	(9.3)	(20.7)	(44.7)
Restructuring expenses and related asset impairments	(0.2)	(0.7)	(0.1)	(5.9)	(6.9)
Loss on sale of product lines	—	—	—	(0.4)	(0.4)
Divestment expenses	—	—	—	(0.4)	(0.4)
Interest expense and related financing costs	(10.4)	(11.0)	(11.1)	(10.8)	(43.3)
Interest income of non-Debtor subsidiaries	0.3	0.3	0.3	0.3	1.2
Provision for income taxes	(25.5)	(36.6)	(40.4)	(12.2)	(114.7)
Net income attributable to W. R. Grace & Co. shareholders	$54.2	$75.8	$81.3	$58.1	$269.4

Gross margin:
Grace Catalysts Technologies	38.8%	40.1%	39.2%	37.3%	38.8%
Grace Materials Technologies	35.4%	35.0%	34.8%	33.0%	34.6%
Grace Construction Products	33.7%	34.1%	34.5%	32.7%	33.8%
Total Grace	36.3%	36.8%	36.6%	34.9%	36.2%
Operating margin:
Grace Catalysts Technologies segment operating income	28.3%	30.3%	30.4%	26.4%	28.9%
Grace Materials Technologies segment operating income	19.0%	18.7%	18.7%	16.1%	18.2%
Grace Construction Products segment operating income	7.9%	11.5%	11.1%	8.4%	9.8%
Total Grace	13.8%	16.1%	16.4%	13.1%	14.9%
Adjusted EBIT and Adjusted EBITDA:
Adjusted EBIT:
Grace Catalysts Technologies	$77.9	$101.9	$112.1	$96.9	$388.8
Grace Materials Technologies	40.4	43.8	41.5	33.0	158.7
Grace Construction Products	16.3	29.6	30.2	21.2	97.3
Total Grace	95.7	132.8	141.9	108.2	478.6
Depreciation and amortization:
Grace Catalysts Technologies	$12.6	$12.9	$13.6	$13.4	$52.5
Grace Materials Technologies	7.9	8.0	7.7	7.3	30.9
Grace Construction Products	8.3	8.4	8.8	8.5	34.0
Total Grace	29.2	29.7	31.0	30.1	120.0
Adjusted EBITDA:
Grace Catalysts Technologies	$90.5	$114.8	$125.7	$110.3	$441.3
Grace Materials Technologies	48.3	51.8	49.2	40.3	189.6
Grace Construction Products	24.6	38.0	39.0	29.7	131.3
Total Grace	124.9	162.5	172.9	138.3	598.6
Adjusted EBITDA:
Grace Catalysts Technologies	32.8%	34.3%	34.0%	30.0%	32.8%
Grace Materials Technologies	22.7%	22.2%	22.2%	19.7%	21.7%
Grace Construction Products	11.8%	14.7%	14.3%	11.7%	13.2%
Total Grace	18.0%	19.7%	20.0%	16.8%	18.6%

2010 Analysis of Operations	Q1	Q2	Q3	Q4	2010
Net sales:
Grace Catalysts Technologies	$220.6	$242.5	$251.1	$268.1	$982.3
Grace Materials Technologies	197.6	211.4	207.2	203.2	819.4
Grace Construction Products	196.7	231.1	223.8	221.7	873.3
Total Grace net sales	$614.9	$685.0	$682.1	$693.0	$2,675.0

Profitability performance measures:
Adjusted EBIT
Grace Catalysts Technologies segment operating income	$46.0	$64.3	$62.7	$66.6	$239.6
Grace Materials Technologies segment operating income	41.7	42.2	40.6	35.5	160.0
Grace Construction Products segment operating income	15.6	25.7	28.3	20.3	89.9
Corporate support functions	(14.1)	(16.9)	(16.7)	(15.9)	(63.6)
Other corporate costs (including environmental remediation)	(5.1)	(5.8)	(4.4)	(7.1)	(22.4)
Defined benefit pension expense	(19.8)	(18.4)	(19.1)	(19.8)	(77.1)
Adjusted EBIT	64.3	91.1	91.4	79.6	326.4
Chapter 11 and asbestos-related costs, net	(12.5)	(7.8)	(3.8)	(11.2)	(35.3)
Restructuring expenses and related asset impairments	(2.2)	(1.2)	(5.7)	(2.1)	(11.2)
Loss on sale of product lines	—	—	—	—	—
Divestment expenses	—	—	—	—	—
Interest expense and related financing costs	(9.9)	(11.0)	(10.2)	(10.2)	(41.3)
Interest income of non-Debtor subsidiaries	0.1	0.2	0.3	0.4	1.0
(Provision for) benefit from income taxes	16.5	(20.3)	(17.1)	(11.6)	(32.5)
Net income attributable to W. R. Grace & Co. shareholders	$56.3	$51.0	$54.9	$44.9	$207.1

Gross margin:
Grace Catalysts Technologies	32.6%	36.7%	36.3%	36.2%	35.5%
Grace Materials Technologies	37.9%	35.6%	36.2%	34.9%	36.1%
Grace Construction Products	34.7%	35.0%	35.7%	33.6%	34.8%
Total Grace	34.9%	35.8%	36.1%	35.0%	35.5%
Operating margin:
Grace Catalysts Technologies segment operating income	20.9%	26.5%	25.0%	24.8%	24.4%
Grace Materials Technologies segment operating income	21.1%	20.0%	19.6%	17.5%	19.5%
Grace Construction Products segment operating income	7.9%	11.1%	12.6%	9.2%	10.3%
Total Grace	10.5%	13.3%	13.4%	11.5%	12.2%
Adjusted EBIT and Adjusted EBITDA:
Adjusted EBIT:
Grace Catalysts Technologies	$46.0	$64.3	$62.7	$66.6	$239.6
Grace Materials Technologies	41.7	42.2	40.6	35.5	160.0
Grace Construction Products	15.6	25.7	28.3	20.3	89.9
Total Grace	64.3	91.1	91.4	79.6	326.4
Depreciation and amortization:
Grace Catalysts Technologies	$12.4	$12.0	$12.2	$12.1	$48.7
Grace Materials Technologies	8.0	8.0	7.8	8.0	31.8
Grace Construction Products	8.2	9.4	6.9	8.0	32.5
Total Grace	29.5	30.2	27.2	28.7	115.6
Adjusted EBITDA:
Grace Catalysts Technologies	$58.4	$76.3	$74.9	$78.7	$288.3
Grace Materials Technologies	49.7	50.2	48.4	43.5	191.8
Grace Construction Products	23.8	35.1	35.2	28.3	122.4
Total Grace	93.8	121.3	118.6	108.3	442.0
Adjusted EBITDA:
Grace Catalysts Technologies	26.5%	31.5%	29.8%	29.4%	29.3%
Grace Materials Technologies	25.2%	23.7%	23.4%	21.4%	23.4%
Grace Construction Products	12.1%	15.2%	15.7%	12.8%	14.0%
Total Grace	15.3%	17.7%	17.4%	15.6%	16.5%

Grace defines Adjusted EBIT (a non-GAAP financial measure) to be net income adjusted for interest income and expense, income taxes, net Chapter 11- and asbestos-related costs, restructuring expenses and related asset impairments, divestment expenses, and gains and losses on sales of product lines and other investments. Grace defines Adjusted EBITDA (a non-GAAP financial measure) to be Adjusted EBIT adjusted for depreciation and amortization.

Grace uses Adjusted EBIT as a performance measure in significant business decisions and in determining certain incentive compensation. Grace uses Adjusted EBIT as a performance measure because it provides improved period-to-period comparability for decision making and compensation purposes, and because it better measures the ongoing earnings results of strategic and operating decisions by excluding the earnings effects of net Chapter 11- and asbestos-related costs, and any restructuring or divestment activities.

Adjusted EBIT and Adjusted EBITDA do not purport to represent income or cash flow measures as defined under U.S. GAAP, and should not be used as alternatives to such measures as an indicator of Grace’s performance. These measures are provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of Grace’s financial results, and to ensure that investors understand the information Grace uses to evaluate the performance of its businesses. In the tables above, Grace has provided a reconciliation of these non-GAAP measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP.

Adjusted EBIT has material limitations as an operating performance measure because it excludes Chapter 11- and asbestos-related costs and may exclude income and expenses from restructuring and divestment activities, which historically have been material components of Grace’s net income. Adjusted EBITDA also has material limitations as an operating performance measure, as it excludes the impact of depreciation and amortization expense. Grace’s business is substantially dependent on the successful deployment of capital, and depreciation and amortization expense is a necessary element of costs. Grace compensates for the limitations of these measurements by using these indicators together with net income as measured under U.S. GAAP when evaluating its results of operations.

Adjusted EBIT and Adjusted EBITDA should be used together with net income measured under U.S. GAAP when evaluating Grace’s results of operations.

The information set forth in this Item 2.02 and 8.01 is deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and is incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.  By filing the information set forth in this Item 2.02 and 8.01, Grace makes no admission as to the materiality of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Hudson La Force III
Hudson La Force III
Senior Vice President and Chief Financial Officer

Dated: April 2, 2012